UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)      February 3, 2005

Toreador Resources Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(I.R.S. Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [___]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [___]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [___]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2
                          (b))

        [___]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4
                          (c))

Item 3.02. Unregistered Sales of Equity Securities.

        On February 3, 2005, Toreador Resources Corporation (the "Company") issued 3,200 shares of the Company's common stock to RP&C International (Guernsey) Limited upon exercise of a warrant granted to RP&C International (Securities), Inc. on July 22, 2004 and assigned to RP&C International (Guernsey) Limited on February 2, 2005. The warrant had an exercise price of $8.20 per share of common stock. The shares of common stock issued in connection with the exercise of such warrant were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

_________________

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2005	TOREADOR RESOURCES CORPORATION By: /s/ G. Thomas Graves III G. Thomas Graves III, President and CEO